Exhibit 99.1

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2017	2017	2017	2017	2017
AS REPORTED:
Games revenues
Gaming operations	$36,531	$36,869	$37,820	$37,435	$148,655
Gaming equipment and systems	18,725	17,557	16,292	17,544	70,118
Gaming other	20	678	1,340	1,966	4,004
Games total revenues	55,276	55,104	55,452	56,945	222,777

Payments revenues
Cash access services	171,735	175,441	181,104	178,942	707,222
Equipment	2,299	3,697	3,011	4,250	13,257
Information services and other	8,227	7,988	7,755	7,722	31,692
Payments total revenues	182,261	187,126	191,870	190,914	752,171

Total revenues	$237,537	$242,230	$247,322	$247,859	$974,948

ADJUSTMENTS:
Games revenues
Gaming operations	$(16)	$(120)	$(143)	$(287)	$(566)
Gaming equipment and systems	—	—	—	—	—
Gaming other	—	—	—	—	—
Games total revenues	(16)	(120)	(143)	(287)	(566)

Payments revenues
Cash access services	(136,504)	(139,961)	(144,620)	(142,551)	(563,636)
Equipment	—	—	—	—	—
Information services and other	—	—	—	—	—
Payments total revenues	(136,504)	(139,961)	(144,620)	(142,551)	(563,636)

Total revenues	$(136,520)	$(140,081)	$(144,763)	$(142,838)	$(564,202)

AS ADJUSTED:
Games revenues
Gaming operations	$36,515	$36,749	$37,677	$37,148	$148,089
Gaming equipment and systems	18,725	17,557	16,292	17,544	70,118
Gaming other	20	678	1,340	1,966	4,004
Games total revenues	55,260	54,984	55,309	56,658	222,211

Payments revenues
Cash access services	35,231	35,480	36,484	36,391	143,586
Equipment	2,299	3,697	3,011	4,250	13,257
Information services and other	8,227	7,988	7,755	7,722	31,692
Payments total revenues	45,757	47,165	47,250	48,363	188,535

Total revenues	$101,017	$102,149	$102,559	$105,021	$410,746

*Rounding may cause variances.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2017	2017	2017	2017	2017
AS REPORTED:
Games costs of revenues
Gaming operations	$3,209	$4,499	$5,252	$6,029	$18,989
Gaming equipment and systems	9,235	8,740	8,568	9,163	35,706
Gaming other	—	—	—	—	—
Games total cost of revenues	12,444	13,239	13,820	15,192	54,695

Payments cost of revenues
Cash access services	138,661	142,445	147,078	144,696	572,880
Equipment	1,419	2,212	1,887	2,199	7,717
Information services and other	719	810	873	851	3,253
Payments cost of revenues	140,799	145,467	149,838	147,746	583,850

Total cost of revenues	$153,243	$158,706	$163,658	$162,938	$638,545

ADJUSTMENTS:
Games costs of revenues
Gaming operations	$(16)	$(120)	$(143)	$(287)	$(566)
Gaming equipment and systems	—	—	—	—	—
Gaming other	—	—	—	—	—
Games total cost of revenues	(16)	(120)	(143)	(287)	(566)

Payments cost of revenues
Cash access services	(136,504)	(139,961)	(144,620)	(142,551)	(563,636)
Equipment	—	—	—	—	—
Information services and other	—	—	—	—	—
Payments cost of revenues	(136,504)	(139,961)	(144,620)	(142,551)	(563,636)

Total cost of revenues	$(136,520)	$(140,081)	$(144,763)	$(142,838)	$(564,202)

AS ADJUSTED:
Games cost of revenues
Gaming operations	$3,193	$4,379	$5,109	$5,742	$18,423
Gaming equipment and systems	9,235	8,740	8,568	9,163	35,706
Gaming other	—	—	—	—	—
Gaming total cost of revenue	12,428	13,119	13,677	14,905	54,129

Payments cost of revenues
Cash access services	2,157	2,484	2,458	2,145	9,244
Equipment	1,419	2,212	1,887	2,199	7,717
Information services and other	719	810	873	851	3,253
Payments cost of revenues	4,295	5,506	5,218	5,195	20,214

Total cost of revenues	$16,723	$18,625	$18,895	$20,100	$74,343

*Rounding may cause variances.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2016	2016	2016	2016	2016
AS REPORTED:
Games revenues
Gaming operations	$39,606	$38,201	$38,081	$36,625	$152,513
Gaming equipment and systems	8,440	15,483	14,795	17,559	56,277
Gaming other	132	580	3,342	409	4,463
Games total revenues	48,178	54,264	56,218	54,593	213,253

Payments revenues
Cash access services	148,116	148,837	152,955	151,965	601,873
Equipment	2,710	3,887	5,349	3,049	14,995
Information services and other	6,765	7,012	7,654	7,904	29,335
Payments total revenues	157,591	159,736	165,958	162,918	646,203

Total revenues	$205,769	$214,000	$222,176	$217,511	$859,456

ADJUSTMENTS:
Games revenues
Gaming operations	$—	$—	$—	$—	$—
Gaming equipment and systems	—	—	—	—	—
Gaming other	—	—	—	—	—
Games total revenues	—	—	—	—	—

Payments revenues
Cash access services	(117,999)	(117,829)	(120,327)	(120,224)	(476,379)
Equipment	—	—	—	—	—
Information services and other	—	—	—	—	—
Payments total revenues	(117,999)	(117,829)	(120,327)	(120,224)	(476,379)

Total revenues	$(117,999)	$(117,829)	$(120,327)	$(120,224)	$(476,379)

AS ADJUSTED:
Games revenues
Gaming operations	$39,606	$38,201	$38,081	$36,625	$152,513
Gaming equipment and systems	8,440	15,483	14,795	17,559	56,277
Gaming other	132	580	3,342	409	4,463
Games total revenues	48,178	54,264	56,218	54,593	213,253

Payments revenues
Cash access services	30,117	31,008	32,628	31,741	125,494
Equipment	2,710	3,887	5,349	3,049	14,995
Information services and other	6,765	7,012	7,654	7,904	29,335
Payments total revenues	39,592	41,907	45,631	42,694	169,824

Total revenues	$87,770	$96,171	$101,849	$97,287	$383,077

*Rounding may cause variances.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2016	2016	2016	2016	2016
AS REPORTED:
Games costs of revenues
Gaming operations	$3,769	$4,514	$6,819	$3,603	$18,705
Gaming equipment and systems	4,667	8,454	8,648	9,834	31,603
Gaming other	—	—	—	—	—
Games total cost of revenues	8,436	12,968	15,467	13,437	50,308

Payments cost of revenues
Cash access services	120,318	120,011	122,510	122,222	485,062
Equipment	1,634	2,474	3,489	2,292	9,889
Information services and other	705	1,014	1,211	825	3,755
Payments cost of revenues	122,657	123,499	127,210	125,339	498,706

Total cost of revenues	$131,093	$136,467	$142,678	$138,776	$549,014

ADJUSTMENTS:
Games costs of revenues
Gaming operations	$—	$—	$—	$—	$—
Gaming equipment and systems	—	—	—	—	—
Gaming other	—	—	—	—	—
Games total cost of revenues	—	—	—	—	—

Payments cost of revenues
Cash access services	(117,999)	(117,829)	(120,326)	(120,224)	(476,378)
Equipment	—	—	—	—	—
Information services and other	—	—	—	—	—
Payments cost of revenues	(117,999)	(117,829)	(120,326)	(120,224)	(476,378)

Total cost of revenues	$(117,999)	$(117,829)	$(120,326)	$(120,224)	$(476,378)

AS ADJUSTED:
Games cost of revenues
Gaming operations	$3,769	$4,514	$6,819	$3,603	$18,705
Gaming equipment and systems	4,667	8,454	8,648	9,834	31,603
Gaming other	—	—	—	—	—
Gaming total cost of revenue	8,436	12,968	15,467	13,437	50,308

Payments cost of revenues
Cash access services	2,319	2,182	2,183	1,998	8,682
Equipment	1,634	2,474	3,489	2,292	9,889
Information services and other	705	1,014	1,211	825	3,755
Payments cost of revenues	4,658	5,670	6,883	5,115	22,326

Total cost of revenues	$13,094	$18,638	$22,350	$18,552	$72,634

*Rounding may cause variances.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2015	2015	2015	2015	2015
AS REPORTED:
Games revenues
Gaming operations	$40,344	$40,521	$39,985	$38,133	$158,983
Gaming equipment and systems	14,580	13,517	10,775	12,270	51,142
Gaming other	122	829	3,223	125	4,299
Games total revenues	55,046	54,867	53,983	50,528	214,424

Payments revenues
Cash access services	140,219	140,377	139,635	138,143	558,373
Equipment	5,623	4,649	8,773	7,796	26,842
Information services and other	6,586	6,470	6,355	7,949	27,360
Payments total revenues	152,428	151,496	154,763	153,888	612,575

Total revenues	$207,474	$206,363	$208,746	$204,416	$826,999

ADJUSTMENTS:
Games revenues
Gaming operations	$—	$—	$—	$—	$—
Gaming equipment and systems	—	—	—	—	—
Gaming other	—	—	—	—	—
Games total revenues	—	—	—	—	—

Payments revenues
Cash access services	(109,299)	(109,840)	(110,096)	(109,083)	(438,318)
Equipment	—	—	—	—	—
Information services and other	—	—	—	—	—
Payments total revenues	(109,299)	(109,840)	(110,096)	(109,083)	(438,318)

Total revenues	$(109,299)	$(109,840)	$(110,096)	$(109,083)	$(438,318)

AS ADJUSTED:
Games revenues
Gaming operations	$40,344	$40,521	$39,985	$38,133	$158,983
Gaming equipment and systems	14,580	13,517	10,775	12,270	51,142
Gaming other	122	829	3,223	125	4,299
Games total revenues	55,046	54,867	53,983	50,528	214,424

Payments revenues
Cash access services	30,920	30,537	29,539	29,060	120,055
Equipment	5,623	4,649	8,773	7,796	26,842
Information services and other	6,586	6,470	6,355	7,949	27,360
Payments total revenues	43,129	41,656	44,667	44,805	174,257

Total revenues	$98,175	$96,523	$98,650	$95,333	$388,681

*Rounding may cause variances.

EVERI HOLDINGS INC. AND SUBSIDIARIES

UNAUDITED SELECTED FINANCIAL DATA

(In thousands)*

	Three Months Ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2015	2015	2015	2015	2015
AS REPORTED:
Games costs of revenues
Gaming operations	$3,820	$4,342	$6,553	$3,639	$18,354
Gaming equipment and systems	8,258	7,904	5,869	6,632	28,663
Gaming other	—	—	—	—	—
Games total cost of revenues	12,078	12,246	12,422	10,271	47,017

Payments cost of revenues
Cash access services	111,564	111,943	112,620	111,453	447,580
Equipment	2,842	2,336	4,232	3,878	13,288
Information services and other	539	697	543	733	2,512
Payments cost of revenues	114,945	114,976	117,395	116,064	463,380

Total cost of revenues	$127,023	$127,222	$129,817	$126,335	$510,397

ADJUSTMENTS:
Games costs of revenues
Gaming operations	$—	$—	$—	$—	$—
Gaming equipment and systems	—	—	—	—	—
Gaming other	—	—	—	—	—
Games total cost of revenues	—	—	—	—	—

Payments cost of revenues
Cash access services	(109,299)	(109,840)	(110,096)	(109,083)	(438,318)
Equipment	—	—	—	—	—
Information services and other	—	—	—	—	—
Payments cost of revenues	(109,299)	(109,840)	(110,096)	(109,083)	(438,318)

Total cost of revenues	$(109,299)	$(109,840)	$(110,096)	$(109,083)	$(438,318)

AS ADJUSTED:
Games cost of revenues
Gaming operations	$3,820	$4,342	$6,553	$3,639	$18,354
Gaming equipment and systems	8,258	7,904	5,869	6,632	28,663
Gaming other	—	—	—	—	—
Gaming total cost of revenue	12,078	12,246	12,422	10,271	47,017

Payments cost of revenues
Cash access services	2,265	2,103	2,524	2,370	9,262
Equipment	2,842	2,336	4,232	3,878	13,288
Information services and other	539	697	543	733	2,512
Payments cost of revenues	5,646	5,136	7,299	6,981	25,062

Total cost of revenues	$17,724	$17,382	$19,721	$17,252	$72,079

*Rounding may cause variances.